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                                                                   Exhibit 10.34

                                 PROMISSORY NOTE


$200,000                                              Dated:    January 23, 1996

         FOR VALUE RECEIVED, the undersigned hereby promises to pay to THE EDISON PROJECT L.P. ("Edison") at its offices at 529 Fifth Avenue, 12th Floor, New York, New York, 10017, $200,000 on the earlier of (i) the fifth anniversary of the date hereof of (ii) six months from the completion by Edison (or its successor) of an initial public offering which raises $30,000,000 and Interest shall accrue on each anniversary of the date hereof until this Note is paid in full and shall be payable on the date of payment of this Note, such interest to be at the Prime Rate as publicly announced, by Chase Manhattan Bank, N.A., from time to time, as at the date first above written, for the purposes of Section 7872 of the Internal Revenue Code.

         This note is not assignable.

         IN WITNESS WHEREOF the undersigned has hereunto get his hand as of the date first above written.


                                            /s/ Benno C. Schmidt, Jr.
                                            -------------------------
                                            Benno C. Schmidt, Jr.